UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2026 (April 16, 2026)

Humana Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5975	61-0647538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 East Main Street, Louisville, Kentucky 40202
(Address of principal executive offices, including zip code)

(502) 580-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The regular annual meeting of the stockholders of Humana Inc. (the “Company”) was held on April 16, 2026 (the “Annual Meeting”), for the purpose of voting on the five (5) proposals detailed in the Company’s Proxy Statement. There were present at the Annual Meeting by valid proxy the holders of 107,941,773 shares of the Company’s common stock, constituting a quorum.

Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there was no solicitation in opposition to management’s nominees for directors. The voting results on each proposal submitted to the stockholders of the Company at the Annual Meeting are herein disclosed.

Proposal #1: Each of the ten (10) nominees for director were elected to the Company’s Board of Directors. The term of office for each director will be until the next annual meeting or until their successors shall be elected and qualified. The voting results for each director were as follows:

Name	For	Against	Abstained	Broker Non-Votes
Raquel C. Bono, M.D.	101,247,023	852,333	103,372	5,739,045
Frank A. D’Amelio	97,025,521	5,065,710	111,497	5,739,045
David T. Feinberg, M.D.	100,915,674	1,169,313	117,741	5,739,045
Wayne A. I. Frederick, M.D.	85,170,452	16,912,783	119,493	5,739,045
Kurt J. Hilzinger	98,144,471	3,950,736	107,521	5,739,045
Karen W. Katz	99,324,708	2,762,723	115,297	5,739,045
Marcy S. Klevorn	101,233,979	854,134	114,615	5,739,045
Jorge S. Mesquita	101,329,642	742,426	130,660	5,739,045
James A. Rechtin	101,367,406	735,540	99,782	5,739,045
Gordon Smith	101,021,639	1,055,631	125,458	5,739,045

Proposal #2: The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, was approved. The voting results were as follows:

For	Against	Abstained	Broker Non-Votes
102,433,686	5,381,161	126,926	Not Applicable

Proposal #3: The non-binding, advisory vote with respect to the Company’s executive compensation was approved. The voting results were as follows:

For	Against	Abstained	Broker Non-Votes
97,237,851	4,669,732	295,145	5,739,045

Proposal #4: The vote with respect to the Humana Inc. 2026 Stock Incentive Plan was approved. The voting results were as follows:

For	Against	Abstained	Broker Non-Votes
97,655,200	4,295,549	251,979	5,739,045

Proposal #5: The vote with respect to a stockholder proposal requesting shareholder approval requirement for excessive golden parachutes was not approved. The voting results were as follows:

For	Against	Abstained	Broker Non-Votes
41,970,892	59,079,279	1,152,557	5,739,045

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Valerie M. Talkers
Valerie M. Talkers
Vice President, Associate General Counsel & Corporate Secretary
Dated: April 20, 2026